                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-7676

                   Van Kampen Municipal Opportunity Trust II
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 10/31/03
                        -----------

Date of reporting period: 04/30/03
                         -----------

Item 1.  Report to Shareholders

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2003)

------------------------------
NYSE Ticker Symbol - VOT
------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     7.36%
-----------------------------------------------------------------------
One-year total return(1)                                     11.73%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      7.32%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.00%
-----------------------------------------------------------------------
Commencement date                                           6/25/93
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.92%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.27%
-----------------------------------------------------------------------
Preferred share (Series A) rate(4)                           1.250%
-----------------------------------------------------------------------
Preferred share (Series B) rate(4)                           1.150%
-----------------------------------------------------------------------
Preferred share (Series C) rate(4)                           1.250%
-----------------------------------------------------------------------
Net asset value                                              $15.29
-----------------------------------------------------------------------
Closing common share market price                            $14.31
-----------------------------------------------------------------------
Six-month high common share market price (04/09/03)          $14.38
-----------------------------------------------------------------------
Six-month low common share market price (01/16/03)           $13.68
-----------------------------------------------------------------------

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 38.6% federal income tax bracket effective for calendar year 2003.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2003
AAA/Aaa...........................  68.9%
AA/Aa.............................  12.4%
A/A...............................  13.4%
BBB/Baa...........................   3.8%
BB/Ba.............................   0.3%
B/B...............................   0.5%
Non-Rated.........................   0.7%

TOP FIVE SECTORS

(as a percentage of long-term investments)


As of April 30, 2003
General Purpose...................  17.9%
Health Care.......................  16.2%
Public Education..................   9.5%
Transportation....................   9.0%
Retail Electric/Gas/Telephone.....   8.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--June 1993 through April 2003)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
6/93                                                                     $14.9500                           $14.9500
                                                                         $15.6900                           $14.7500
                                                                         $15.4800                           $14.0000
                                                                         $13.2100                           $12.2500
6/94                                                                     $13.0900                           $12.5000
                                                                         $12.7800                           $11.1250
                                                                         $12.0600                           $10.2500
                                                                         $13.3200                           $11.7500
6/95                                                                     $13.1300                           $11.1250
                                                                         $13.3900                           $11.2500
                                                                         $14.3000                           $11.5000
                                                                         $13.5700                           $11.5000
6/96                                                                     $13.4300                           $11.1250
                                                                         $13.7500                           $11.6250
                                                                         $14.0000                           $11.5000
                                                                         $13.6300                           $11.7500
6/97                                                                     $14.0600                           $12.2500
                                                                         $14.4700                           $12.8750
                                                                         $14.8000                           $13.5000
                                                                         $14.7800                           $13.5000
6/98                                                                     $14.8200                           $13.6250
                                                                         $15.2100                           $13.9375
                                                                         $15.0300                           $14.5000
                                                                         $14.8800                           $14.1250
6/99                                                                     $14.1700                           $12.9370
                                                                         $13.6500                           $11.9375
                                                                         $13.0900                           $11.6875
                                                                         $13.4400                           $11.5000
6/00                                                                     $13.4000                           $11.3125
                                                                         $13.6600                           $12.0620
                                                                         $14.2700                           $12.3750
                                                                         $14.4600                           $12.4800
6/01                                                                     $14.2600                           $12.6400
                                                                         $14.7200                           $13.0900
                                                                         $14.2800                           $12.9300
                                                                         $14.1200                           $13.0100
6/02                                                                     $14.6700                           $14.2500
                                                                         $15.6100                           $14.4900
                                                                         $15.2200                           $14.0700
                                                                         $15.1800                           $14.2500
4/03                                                                     $15.2900                           $14.3100

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2003. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment over the past six months has been defined by two major themes. The first of these was the level of interest rates. The period began with interest rates at levels not seen in over three decades and, surprisingly for many, ended with rates slightly lower. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, driven by economic uncertainty and geopolitical risk. The low level of rates led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb the record issuance. Investors, wary of volatility in the equity market and in the geopolitical arena, flocked to perceived safe haven investments. Their risk aversion counteracted growing expectations for economic recovery and rising interest rates and was a key factor in keeping interest rates at historically low levels. In their ongoing preference for low-risk assets, investors bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement made municipal bonds even more attractive to risk-averse investors.

    While lower financing costs were a boon to municipal issuers, the continuing weakness in the economy had a negative impact on municipal credit quality, particularly in the first quarter of 2003. Moody's upgrades barely exceeded the number of downgrades in the first quarter, with credit quality facing continued pressure from rising social service costs and weak national and regional economic conditions. As a result, many municipalities face enormous deficits in 2003, when their combined shortfall is expected to reach $90 billion.

    Performance along the yield curve was varied. The Fed's November rate cut fueled a rally in short-term bonds that helped pull yields lower at the front end of the curve. Despite that rally, the best performing segment of the curve was the long-intermediate portion where performance was largely driven by buying activity among institutional investors drawn to the bonds' attractive total return potential.

    The portfolio continued to offer what we believe to be a competitive level of tax-exempt income. The trust's monthly dividend of $0.0825 per share translated to a distribution rate of 6.92 percent based on the trust's closing common share market price on April 30, 2003. Based on these figures, investors would have to earn a distribution rate of 11.27 percent on a taxable investment (for an investor in the 38.60 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ended April 30, 2003, the trust produced a total return of 7.36 percent based on common share market price. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 3.59 percent for the same period. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional information, please refer to the performance summary section.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   With interest rates hovering near record lows, we were focused on protecting the portfolio from the potential adverse effects of rising interest rates while maintaining its yield. One of our primary methods for doing this was to purchase premium bonds with maturities of between 15 and 20 years, priced to a ten-year call date. Our quantitative analysis showed that this segment of the yield curve offered a favorable combination of total return potential and downside protection. The yield of these bonds is competitive, corresponding to their 15-to 20-year maturity dates, yet their interest rate volatility is more closely related to the 10-year call feature. We funded our purchases in this maturity range chiefly through sales of bonds in the 10- and 30-year segments of the yield curve. This alteration of the trust's yield curve exposure should benefit shareholders if rates rise on the short end of the yield curve.

    Our preference for long-intermediate bonds led to several shifts in the portfolio's sector composition, though these were generally not reflective of strong sector views as much as the availability of bonds at key points on the curve. The strategy of shifting assets along the curve resulted in declines in the trust's holdings transportation (down 5.0 percent), and water and sewer (down 4.0 percent). In turn, general purpose bond holdings were up by 4.1 percent, public building exposure rose by 4.2 percent and public education sector increased by 3.7 percent.

    One of the sectors we avoided during the period was tobacco bonds. These bonds were issued by states seeking to securitize their future income streams resulting from settlements from class action suits against the major tobacco companies. Recent litigation in Illinois resulted in a judge awarding billions more in a suit alleging that the companies misled smokers about the amount of nicotine in "light" cigarettes. In order to appeal, the law required the companies to put up such substantial amounts of money that some began talking about potential bankruptcy, and the tobacco bonds' credit ratings and price performance suffered accordingly. Our decision not to invest in these securities appears to have been a benefit to shareholders during the period.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  161.9%
          ALABAMA  1.1%
$1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A.................................. 5.875%   11/15/24  $   1,055,630
 1,000    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A............................. 5.600    11/01/16        926,430
                                                                         -------------
                                                                             1,982,060
                                                                         -------------
          ARIZONA  3.3%
 2,235    Arizona Tourism & Sports Auth Tax Rev
          Multipurpose Stad Fac Ser A (MBIA Insd).... 5.375    07/01/21      2,441,693
 1,785    Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Rfdg (FSA Insd).................... 4.500    07/01/13      1,910,164
 1,500    Scottsdale, AZ Indl Dev Auth Hosp Rev
          Scottsdale Hlthcare........................ 5.800    12/01/31      1,551,960
                                                                         -------------
                                                                             5,903,817
                                                                         -------------
          CALIFORNIA  25.7%
 7,195    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impt Proj Ser C (FSA
          Insd)......................................   *      09/01/21      2,896,131
 1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
          Proj Ser C (FSA Insd)...................... 6.000    09/01/16      1,579,435
 2,000    California St Dept Wtr Res Pwr Ser A....... 6.000    05/01/15      2,308,180
 2,345    California St Dept Wtr Res Pwr Ser A (XLCA
          Insd)...................................... 5.375    05/01/17      2,594,742
 4,600    California St Pub Wks Brd Lease Rev Var
          Univ CA Proj Ser A Rfdg (a)................ 5.500    06/01/10      5,233,742
 5,905    California St Pub Wks Brd Lease Rev Var
          Univ CA Proj Ser A Rfdg (a)................ 5.500    06/01/14      6,797,423
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg (MBIA Insd)............   *      01/15/18      2,343,000
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A (Prerefunded @
          01/01/07).................................. 6.500    01/01/32      2,327,240
11,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
          Rev Crossover Rfdg (FGIC Insd) (a)......... 5.375    09/01/23     11,877,775

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$5,000    Los Angeles, CA Uni Sch Dist Ser A (FSA
          Insd)...................................... 5.250%   07/01/20  $   5,450,050
 2,465    Los Angeles, CA Uni Sch Dist Ser B (FGIC
          Insd)...................................... 5.000    07/01/23      2,551,669
                                                                         -------------
                                                                            45,959,387
                                                                         -------------
          COLORADO  8.7%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj (Prerefunded @ 08/31/05)........ 7.000    08/31/26      1,156,670
 7,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Ser C (Prerefunded @ 08/31/05).......   *      08/31/26      1,510,200
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A.......................... 5.500    03/01/32      1,029,890
 1,250    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth............................. 6.500    11/15/31      1,363,087
 1,500    Denver, CO City & Cnty Arpt Rev Ser D...... 7.750    11/15/13      1,859,445
 3,515    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser
          B (MBIA Insd)..............................   *      09/01/13      2,280,462
 6,160    E-470 Pub Hwy Auth CO Rev Sr Ser A (MBIA
          Insd) (a).................................. 5.000    09/01/21      6,358,783
                                                                         -------------
                                                                            15,558,537
                                                                         -------------
          ILLINOIS  18.3%
 3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd)......................................   *      01/01/32        770,625
 2,850    Chicago, IL Brd Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)............................   *      12/01/23        985,416
 3,365    Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd).....................   *      01/01/17      1,567,148
 3,000    Chicago, IL Pk Dist Harbor Fac Rev......... 5.700    01/01/21      3,204,840
 1,220    Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized)...................... 7.000    09/01/27      1,244,107
   240    Chicago, IL Single Family Mtg Rev Ser B
          (GNMA Collateralized)...................... 7.625    09/01/27        250,565
 2,540    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
          Apprec (FGIC Insd).........................   *      12/01/15      1,450,721
 4,500    Cook Cnty, IL Ser A (FGIC Insd) (a)........ 5.500    11/15/31      4,789,800
 1,000    Illinois Dev Fin Auth Rev Cmnty Rehab
          Providers Fac Ser A........................ 7.375    07/01/25      1,071,180
 4,305    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg (a)................................... 6.000    11/15/10      4,433,892
 8,000    Illinois St First Ser (FSA Insd)........... 5.250    12/01/19      8,680,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$3,400    Illinois St First Ser (FSA Insd)........... 5.250%   04/01/27  $   3,572,754
   665    Peoria, Moline & Freeport, IL Coll Mtg Ser
          A (GNMA Collateralized).................... 7.600    04/01/27        713,326
                                                                         -------------
                                                                            32,734,374
                                                                         -------------
          INDIANA  5.7%
 4,000    East Chicago, IN Elementary Sch Bldg Corp
          First Mtg Ser A (a)........................ 6.250    07/05/08      4,593,400
 3,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
          Regl Hosp Rfdg (FSA Insd) (a).............. 7.000    08/15/15      3,769,440
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt......................................... 5.950    12/01/29      1,830,960
                                                                         -------------
                                                                            10,193,800
                                                                         -------------
          LOUISIANA  7.9%
 2,500    Louisiana Loc Govt Envir Fac Pkg Fac Corp
          Garage Proj Ser A (AMBAC Insd)............. 5.375    10/01/31      2,625,875
 6,000    New Orleans, LA Rfdg (MBIA Insd) (a)....... 5.125    09/01/21      6,356,160
 2,000    New Orleans, LA Rfdg (FGIC Insd)........... 5.500    12/01/21      2,292,420
 2,800    Saint Charles Parish, LA Solid Waste Disp
          Rev LA Pwr & Lt Co Proj (FSA Insd) (a)..... 7.050    04/01/22      2,811,396
                                                                         -------------
                                                                            14,085,851
                                                                         -------------
          MASSACHUSETTS  6.6%
 2,000    Massachusetts Muni Whsl Elec Co Proj No 6-A
          (MBIA Insd)................................ 5.250    07/01/16      2,190,320
 5,000    Massachusetts St Cons Ln Ser E (FSA
          Insd)...................................... 5.250    01/01/20      5,403,050
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Saint Mem Med Ctr Ser A.................... 6.000    10/01/23        909,660
 3,065    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd)............. 6.600    07/01/14      3,186,895
                                                                         -------------
                                                                            11,689,925
                                                                         -------------
          MICHIGAN  5.6%
 1,000    Battle Creek, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @ 05/01/04)..... 7.600    05/01/16      1,083,560
 3,000    Detroit, MI City Sch Dist Sch Bldg & Site
          Impt Ser A (FGIC Insd)..................... 5.375    05/01/24      3,220,830
 1,000    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr................... 5.250    05/15/26        862,900
 1,490    Michigan St Hsg Dev Auth Multi-Family Rev
          Ltd Oblig Hsg Orion Four Ser A (Var Rate
          Cpn)....................................... 6.250    08/01/39      1,523,525

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MICHIGAN (CONTINUED)
$1,500    Michigan St Hsg Dev Auth Multi-Family Rev
          Ltd Oblig Ser A Rfdg (GNMA
          Collateralized)............................ 6.600%   04/01/30  $   1,569,855
 1,750    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Edison Poll Ctl Ser B Rfdg......... 5.650    09/01/29      1,787,502
                                                                         -------------
                                                                            10,048,172
                                                                         -------------
          MISSISSIPPI  4.9%
 2,000    Mississippi Business Fin Corp MS Pollutn
          Ctl Rev Sys Energy Res Inc Proj Rfdg....... 5.900    05/01/22      1,980,860
 2,000    Mississippi Dev Bk Spl Oblig Cap Proj &
          Equip Acquisition Ser A2................... 5.000    07/01/24      2,111,560
 1,550    Mississippi Dev Bk Spl Oblig Madison Cnty
          Hosp Proj (Prerefunded @ 07/01/09)......... 6.400    07/01/29      1,885,745
 2,595    Mississippi Dev Bk Spl Oblig MS Ltd Oblig
          Hosp Impts (MBIA Insd)..................... 5.250    07/01/32      2,686,863
                                                                         -------------
                                                                             8,665,028
                                                                         -------------
          MISSOURI  7.0%
 2,000    Cape Girardeau Cnty, MO Indl Dev Auth
          Hlthcare Fac Rev Southeast MO Hosp Assoc... 5.625    06/01/27      2,047,020
 1,500    Saint Louis Cnty, MO Mtg Rev Ctf Rcpt Ser H
          (Escrowed to Maturity) (GNMA
          Collateralized)............................ 5.400    07/01/18      1,690,425
 5,855    St Louis, MO Arpt Rev Arpt Dev Pgm Ser A
          (MBIA Insd) (a)............................ 5.250    07/01/31      6,105,301
 2,380    St Louis, MO Arpt Rev Cap Impt Pgm Ser A
          (MBIA Insd)................................ 5.375    07/01/19      2,603,173
                                                                         -------------
                                                                            12,445,919
                                                                         -------------
          NEVADA  2.0%
 3,500    Clark Cnty, NV Arpt Rev Sub Lien Ser B
          (FGIC Insd)................................ 5.250    07/01/34      3,628,625
                                                                         -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW JERSEY  4.4%
$1,000    New Jersey Hlthcare Fac Fin Auth Rev Gen
          Hosp Ctr at Passaic (Escrowed to Maturity)
          (FSA Insd)................................. 6.000%   07/01/06  $   1,112,500
 4,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
          Rev Pollutn Ctl Pub Svc Elec & Gas Ser A
          (MBIA Insd) (a)............................ 5.450    02/01/32      4,089,480
 2,500    Secaucus, NJ Muni Util Auth Swr Rev Ser A
          Rfdg....................................... 6.000    12/01/08      2,731,025
                                                                         -------------
                                                                             7,933,005
                                                                         -------------
          NEW YORK  13.1%
 4,000    New York City Hlth & Hosp Corp Rev Hlth Sys
          Ser A (AMBAC Insd)......................... 5.000    02/15/11      4,392,440
 2,500    New York City Ser A........................ 7.000    08/01/04      2,663,500
 3,950    New York City Ser A1....................... 6.375    08/01/10      4,275,914
 1,050    New York City Ser A1 (Prerefunded @
          08/01/05).................................. 6.375    08/01/10      1,177,039
 2,000    New York City Ser B1 (Prerefunded @
          08/15/04) (MBIA Insd)...................... 6.950    08/15/12      2,169,460
 1,000    New York St Dorm Auth Rev City Univ Third
          Gen Res Ser 2 (Prerefunded @ 07/01/04)
          (MBIA Insd)................................ 6.250    07/01/19      1,059,960
 1,520    New York St Dorm Auth Rev Insd John T
          Mather Mem Hosp (Connie Lee Insd).......... 6.500    07/01/09      1,819,410
   155    New York St Energy Res & Dev Auth St Svc
          Contract Rev Ser B......................... 5.400    04/01/04        160,868
   500    New York St Energy Res & Dev Auth St Svc
          Contract Rev Ser B......................... 5.500    04/01/05        535,575
 2,000    New York St Urban Dev Corp Rev Correctional
          Fac Ser A Rfdg............................. 5.500    01/01/16      2,086,760
 3,000    New York St Urban Dev Corp Rev Personal
          Income Tax Ser C-1......................... 5.000    03/15/33      3,061,980
                                                                         -------------
                                                                            23,402,906
                                                                         -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          OHIO  2.5%
$1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj....................................... 7.500%   01/01/30  $   1,109,430
 1,000    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
          Sys Ser B Rfdg (MBIA Insd)................. 5.250    06/01/08      1,061,750
 1,040    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr
          Rfdg (AMBAC Insd).......................... 7.750    11/01/13      1,208,418
   950    Strongsville, OH (Prerefunded @
          12/01/06).................................. 6.700    12/01/11      1,128,211
                                                                         -------------
                                                                             4,507,809
                                                                         -------------
          OKLAHOMA  2.6%
 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
          (AMBAC Insd)............................... 6.250    11/01/22      1,190,660
 2,960    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
          Ctr Proj Rfdg (Escrowed to Maturity)
          (Connie Lee Insd).......................... 6.250    06/01/07      3,428,598
                                                                         -------------
                                                                             4,619,258
                                                                         -------------
          OREGON  3.1%
 1,610    Oregon St Vets Welfare Ser 76A............. 6.050    10/01/28      1,691,498
 3,580    Yamhill Cnty, OR Sch Dist No 029J Newburg
          (MBIA Insd)................................ 5.250    06/15/21      3,844,061
                                                                         -------------
                                                                             5,535,559
                                                                         -------------
          PENNSYLVANIA  6.7%
 4,780    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
          Insd)......................................   *      09/01/20      2,082,694
 1,500    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D...................... 7.050    12/01/10      1,552,965
 1,650    Pennsylvania Hsg Fin Agy Single Family Ser
          56A (FHA/VA Gtd)........................... 6.150    10/01/27      1,742,565
 5,080    Philadelphia, PA Gas Wks Rev 14th Ser 02
          (Prerefunded @ 07/01/03) (FSA Insd) (a).... 6.250    07/01/08      5,225,694
 1,315    State Pub Sch Bldg Auth PA Sch Rev
          Burgettstown Sch Dist Ser D (Prerefunded @
          02/01/05) (MBIA Insd)...................... 6.450    02/01/10      1,431,180
                                                                         -------------
                                                                            12,035,098
                                                                         -------------
          SOUTH CAROLINA  4.1%
 3,115    Greenville, SC Impt & Rfdg (MBIA Insd)..... 5.250    04/01/21      3,350,494
 3,750    South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser B (AMBAC Insd)...... 5.450    11/01/32      3,916,200
                                                                         -------------
                                                                             7,266,694
                                                                         -------------
          SOUTH DAKOTA  0.8%
 1,375    Deadwood, SD Ctf Partn (ACA Insd).......... 6.375    11/01/20      1,490,748
                                                                         -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TENNESSEE  2.6%
$2,500    Harpeth Vly Utils Dist TN Davidson &
          Williamson Cntys Rev (MBIA Insd)........... 5.250%   09/01/17  $   2,836,850
 1,300    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Ser A Rfdg (MBIA Insd)........... 7.500    07/01/25      1,650,805
    80    Tennessee Hsg Dev Agy Mtg Fin Ser A........ 7.125    07/01/26         82,863
                                                                         -------------
                                                                             4,570,518
                                                                         -------------
          TEXAS  7.4%
 2,335    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd).. 6.250    09/01/14      2,777,086
 2,250    Brazos Cnty, TX Hlth Fac Dev Oblig Grp..... 5.375    01/01/32      2,231,933
 1,500    Brazos River Auth TX Pollutn Adj TXU Elec
          Co Proj Ser C Rfdg......................... 5.750    05/01/36      1,476,675
 2,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Hermann Hosp Proj (Prerefunded @ 10/01/04)
          (MBIA Insd)................................ 6.375    10/01/24      2,165,920
 1,000    Mesquite, TX Hlth Fac Dev Corp Retirement
          Fac Christian Ser A........................ 7.625    02/15/28      1,046,100
 1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj........................ 7.250    01/01/31      1,356,360
 2,000    Texas St Wtr Fin Assistance................ 5.500    08/01/35      2,154,760
                                                                         -------------
                                                                            13,208,834
                                                                         -------------
          UTAH  0.2%
   315    Utah St Hsg Fin Agy Single Family Mtg Sr
          Issue Ser B-2 (FHA/VA Gtd)................. 6.500    07/01/15        317,287
                                                                         -------------

          VIRGINIA  5.8%
 2,000    Fairfax Cnty, VA Ctf Partn................. 5.300    04/15/23      2,088,040
 1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
          Lease Rev Henrico Cnty Regl Jail Proj
          (Prerefunded @ 08/01/05)................... 6.500    08/01/10      1,697,655
 2,000    Loudoun Cnty, VA Ctf Part (FSA Insd) (a)... 6.900    03/01/19      2,128,320
 1,380    Richmond, VA Indl Dev Auth Govt Fac Rev
          Bonds (AMBAC Insd)......................... 5.000    07/15/14      1,535,926
 1,715    Richmond, VA Indl Dev Auth Govt Fac Rev
          Bonds (AMBAC Insd)......................... 5.000    07/15/17      1,902,364
 1,000    Virginia St Hsg Dev Auth Multi-Family Ser E
          Rfdg....................................... 5.900    11/01/17      1,026,780
                                                                         -------------
                                                                            10,379,085
                                                                         -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          WASHINGTON  0.4%
$  700    Quinault Indian Nation, WA Quinault Beach
          Ser A Rfdg & Impt (ACA Insd)............... 5.800%   12/01/15  $     751,709
                                                                         -------------

          WEST VIRGINIA  3.4%
   500    Harrison Cnty, WV Cnty Cmnty Solid Waste
          Disp Rev West PA Pwr Co Ser C (AMBAC
          Insd)...................................... 6.750    08/01/24        537,730
 3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
          Proj Ser C (MBIA Insd)..................... 6.850    06/01/22      3,102,300
 2,215    West Virginia St Wtr Dev Auth Wtr Dev Rev
          Ln Pgm II Ser A (Prerefunded @ 11/01/04)
          (FSA Insd)................................. 6.750    11/01/33      2,441,927
                                                                         -------------
                                                                             6,081,957
                                                                         -------------
          WISCONSIN  2.4%
 1,305    Wisconsin Hsg & Econ Dev Auth Home
          Ownership Rev Ser F........................ 5.250    07/01/29      1,330,630
 2,490    Wisconsin St Hlth & Ed Fac Auth Rev Bellin
          Mem Hosp (AMBAC Insd)...................... 6.625    02/15/08      2,857,101
                                                                         -------------
                                                                             4,187,731
                                                                         -------------
          PUERTO RICO  5.6%
 8,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy
          Rev Ser Y Rfdg (FSA Insd) (a).............. 6.250    07/01/21     10,004,880
                                                                         -------------
TOTAL LONG-TERM INVESTMENTS  161.9%
  (Cost $267,951,055)..................................................    289,188,573

SHORT-TERM INVESTMENT  0.1%
  (Cost $200,000)......................................................        200,000
                                                                         -------------

TOTAL INVESTMENTS  162.0%
  (Cost $268,151,055)..................................................    289,388,573
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%............................      4,234,430
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (64.4%)............   (115,008,867)
                                                                         -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%.........................  $ 178,614,136
                                                                         =============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

 * Zero coupon bond

(a) Assets segregated as collateral for open futures transactions.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $268,151,055).......................  $289,388,573
Cash........................................................       251,480
Receivables:
  Interest..................................................     4,527,424
  Investments Sold..........................................     2,507,944
Other.......................................................           527
                                                              ------------
    Total Assets............................................   296,675,948
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,443,850
  Variation Margin on Futures...............................       224,156
  Investment Advisory Fee...................................       143,991
  Administrative Fee........................................        12,000
  Affiliates................................................         6,763
Trustees' Deferred Compensation and Retirement Plans........       164,749
Accrued Expenses............................................        57,436
                                                              ------------
    Total Liabilities.......................................     3,052,945
Preferred Shares (including accrued distributions)..........   115,008,867
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $178,614,136
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($178,614,136 divided by
  11,681,272 shares outstanding)............................  $      15.29
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................  $    116,813
Paid in Surplus.............................................   170,224,249
Net Unrealized Appreciation.................................    21,050,495
Accumulated Undistributed Net Investment Income.............     1,716,686
Accumulated Net Realized Loss...............................   (14,494,107)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $178,614,136
                                                              ------------
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................  $115,000,000
                                                              ------------
NET ASSETS INCLUDING PREFERRED SHARES.......................  $293,614,136
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 7,630,183
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      866,486
Preferred Share Maintenance.................................      175,481
Administrative Fee..........................................       72,208
Trustees' Fees and Related Expenses.........................       28,086
Legal.......................................................       14,376
Custody.....................................................        9,050
Other.......................................................      105,471
                                                              -----------
    Total Expenses..........................................    1,271,158
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,359,025
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,875,464
  Futures...................................................   (1,027,759)
                                                              -----------
Net Realized Gain...........................................      847,705
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   18,554,996
  End of the Period:
    Investments.............................................   21,237,518
    Futures.................................................     (187,023)
                                                              -----------
                                                               21,050,495
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,495,499
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,343,204
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (647,279)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 9,054,950
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2003     OCTOBER 31, 2002
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  6,359,025        $ 12,773,766
Net Realized Gain..................................        847,705           2,378,157
Net Unrealized Appreciation/Depreciation During the
  Period...........................................      2,495,499          (1,686,633)

Distributions to Preferred Shareholders:
  Net Investment Income............................       (647,279)         (1,548,593)
                                                      ------------        ------------
Change in Net Assets Applicable to Common Shares
  from Operations..................................      9,054,950          11,916,697

Distributions to Common Shareholders:
  Net Investment Income............................     (5,752,767)        (10,775,468)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM INVESTMENT ACTIVITIES................      3,302,183           1,141,229

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period............................    175,311,953         174,170,724
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,716,686
  and $1,757,707, respectively)....................   $178,614,136        $175,311,953
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              SIX MONTHS
                                                ENDED
                                              APRIL 30,    -----------------------------
                                                 2003      2002 (a)    2001       2000
                                              ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (b)........................................  $ 15.01     $ 14.91    $ 13.77   $  13.28
                                               -------     -------    -------   --------
  Net Investment Income......................      .55        1.09       1.10       1.13
  Net Realized and Unrealized Gain/Loss......      .28         .06       1.11        .54
  Common Share Equivalent of Distributions
    Paid to Preferred Shareholders:
    Net Investment Income....................     (.06)       (.13)      (.31)      (.40)
    Net Realized Gain........................      -0-         -0-        -0-        -0-
                                               -------     -------    -------   --------
Total from Investment Operations.............      .77        1.02       1.90       1.27
Distributions Paid to Common Shareholders:
    Net Investment Income....................     (.49)       (.92)      (.76)      (.78)
    Net Realized Gain........................      -0-         -0-        -0-        -0-
                                               -------     -------    -------   --------
NET ASSET VALUE, END OF THE PERIOD...........  $ 15.29     $ 15.01    $ 14.91   $  13.77
                                               =======     =======    =======   ========
Common Share Market Price at End of the
  Period.....................................  $ 14.31     $ 13.80    $ 13.36   $11.8125
Total Return (c).............................    7.36%*     10.36%     20.07%      9.19%
Net Assets at End of the Period (In
  millions)..................................  $ 178.6     $ 175.3    $ 174.2   $  160.8
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (d)............    1.45%       1.55%      1.76%      1.85%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).....    7.28%       7.44%      7.66%      8.44%
Portfolio Turnover...........................      22%*        44%        45%        22%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (d).............     .88%        .93%      1.04%      1.06%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (e).....    6.54%       6.54%      5.48%      5.48%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...........    4,600       4,600      4,600      4,600
Asset Coverage Per Preferred Share (f).......  $63,831     $63,114    $62,863   $ 59,963
Involuntary Liquidating Preference Per
  Preferred Share............................  $25,000     $25,000    $25,000   $ 25,000
Average Market Value Per Preferred Share.....  $25,000     $25,000    $25,000   $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01, increase the ratio of net investment income to average net asset applicable to common shares by .04% Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                       JUNE 25, 1993
                                                                       (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                 OF INVESTMENT
-------------------------------------------------------------------    OPERATIONS) TO
      1999       1998       1997       1996       1995       1994     OCTOBER 31, 1993
--------------------------------------------------------------------------------------
    $  15.08   $  14.51   $  13.88   $  13.72   $  12.20   $  15.58       $  14.77
    --------   --------   --------   --------   --------   --------       --------
        1.12       1.12       1.13       1.14       1.15       1.11            .31
       (1.82)       .57        .60        .12       1.55      (3.28)           .71
        (.32)      (.34)      (.35)      (.35)      (.38)      (.25)          (.06)
         -0-        -0-        -0-        -0-        -0-       (.01)           -0-
    --------   --------   --------   --------   --------   --------       --------
       (1.02)      1.35       1.38        .91       2.32      (2.43)           .96
        (.78)      (.78)      (.75)      (.75)      (.80)      (.90)          (.15)
         -0-        -0-        -0-        -0-        -0-       (.05)           -0-
    --------   --------   --------   --------   --------   --------       --------
    $  13.28   $  15.08   $  14.51   $  13.88   $  13.72   $  12.20       $  15.58
    ========   ========   ========   ========   ========   ========       ========
    $11.5625   $14.0625   $12.6875   $ 11.625   $ 11.375   $  10.50       $  15.00
     -12.84%     17.23%     16.02%      8.98%     16.07%    -24.59%          1.01%*
    $  155.1   $  176.1   $  169.5   $  162.1   $  160.2   $  142.5       $  182.0
       1.79%      1.79%      1.83%      1.90%      1.94%      1.82%          1.59%
       7.68%      7.54%      8.04%      8.31%      8.85%      7.95%          5.75%
         25%        13%        23%        37%        58%       115%            55%*
       1.06%      1.08%      1.08%      1.10%      1.10%      1.06%          1.11%
       5.50%      5.20%      5.56%      5.77%      5.88%      6.11%          4.76%
       4,600      2,300      2,300      2,300      2,300      2,300          2,300
    $ 58,717   $126,569   $123,694   $120,481   $119,666   $111,967       $129,150
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2003, the Trust had no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $15,338,313 which will expire between October 31, 2003 and October 31, 2008. Of this amount, $13,922,645 will expire on October 31, 2003.

    At April 30, 2003 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $267,794,500
                                                                ============
Gross tax unrealized appreciation...........................    $ 22,125,799
Gross tax unrealized depreciation...........................        (531,726)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 21,594,073
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid for the year ended October 31, 2002 was as follows:

                                                                  2002
Distributions paid from:
  Ordinary income...........................................    $117,168
  Long-term capital gain....................................         -0-
                                                                --------
                                                                $117,168
                                                                ========

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $12,965

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2003, the Trust recognized expenses of approximately $6,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2003, the Trust recognized expenses of approximately $19,700 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2003, Van Kampen owned 6,700 common shares of the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $65,311,793 and $64,227,880, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically close the contract prior to delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

    Transactions in futures contracts for the six months ended April 30, 2003, were as follows:

                                                                CONTRACTS
Outstanding at October 31, 2002.............................        313
Futures Opened..............................................      1,100
Futures Closed..............................................       (958)
                                                                  -----
Outstanding at April 30, 2003...............................        455
                                                                  =====

    The futures contracts outstanding as of April 30, 2003 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  10-Year U.S. Treasury Notes Future June 2003 (Current
    Notional Value of $115,125 per contract)................      87          (25,517)
  5-Year U.S. Treasury Notes Future June 2003 (Current
    Notional Value of $113,750 per contract)................     368         (161,506)
                                                                 ---        ---------
                                                                 455        $(187,023)
                                                                 ===        =========

5. PREFERRED SHARES

As of April 30, 2003, the Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days through an auction process. The average rate in effect on April 30, 2003 was 1.215%. During the six months ended April 30, 2003, the rates ranged from .790% to 1.800%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VOT SAR 6/03                                                   Member NASD/SIPC.
                                                                11215F03-AS-6/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Municipal Opportunity Trust II
             -------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John Sullivan
Title: Principal Financial Officer
Date: June 23, 2003